UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 7, 2013

UNIFIED GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	000-10815	95-0615250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices) (Zip Code)

(323) 264-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1 Form of Separation Agreement and General Release between Unified Grocers, Inc. and Alfred A. Plamann

EXHIBIT 99.2 Form of Consulting Agreement between Unified Grocers, Inc. and Alfred A. Plamann

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Alfred A. Plamann, Chief Executive Officer, retired from Unified Grocers, Inc. (the “Company”) effective May 1, 2013. On June 7, 2013, the Company and Mr. Plamann entered into a Separation Agreement and General Release (the “Separation Agreement”) and a Consulting Agreement (the “Consulting Agreement”), both effective as of May 1, 2013. The Separation Agreement clarifies the benefits to Mr. Plamann upon his retirement and provides for the termination of Mr. Plamann’s employment agreement with the Company, general and specific releases by Mr. Plamann in favor of the Company and Mr. Plamann’s engagement as a consultant to the Company pursuant to the Consulting Agreement. The Consulting Agreement provides for the engagement of Mr. Plamann as a consultant to the Company reporting to the Company’s CEO and board of directors. The Consulting Agreement provides for the compensation of Mr. Plamann at a monthly rate of $69,166.67, payable monthly, in arrears, on the last day of each month during the term of the Consulting Agreement. The Consulting Agreement will terminate on September 28, 2013 or upon the death or disability of Mr. Plamann or breach by either party of the terms of the Consulting Agreement which is not cured, or which cannot be cured, within 30 days of such breach, whichever event first occurs.

Exhibits – Incorporation by Reference

Copies of the forms of Separation Agreement and Consulting Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference. The foregoing descriptions of the Separation Agreement and Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Form of Separation Agreement and General Release between Unified Grocers, Inc. and Alfred A. Plamann dated June 7, 2013.

99.2	Form of Consulting Agreement between Unified Grocers, Inc. and Alfred A. Plamann dated June 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIED GROCERS, INC.

Date: June 07, 2013	By	/s/ Robert M. Ling, Jr.
Robert M. Ling, Jr.
President and Chief Executive Officer